Phase 2b SYMMETRY Readout October 10, 2023 Exhibit 99.2

Safe Harbor and Legal Disclaimers ©2023 AKERO THERAPEUTICS. This presentation may contain “forward-looking statements” of Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current express or implied beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”); our development plans for EFX, including our belief in the unique potential of EFX as a foundational NASH therapy; our preclinical and clinical results, including our safety/tolerability, laboratory measures and histology data from our Phase 2b SYMMETRY study, and other related milestones; the SYNCHRONY Phase 3 program, including the SYNCHRONY Histology and SYNCHRONY Real-World studies and design of trials and expected timing thereof; the availability of a new drug product formulation to support Phase 3 clinical trials; risks related to the competitive landscape; the timing and potential benefits of our regulatory interactions; and the potential impact of COVID-19 on strategy, our employees, supply chain, future operations and clinical trials. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

High Risk of Mortality Associated with Cirrhosis Due to NASH ©2023 AKERO THERAPEUTICS. Survival Free of Liver Transplantation Follow-up (years) Cumulative Survival (%) Angulo, P et al. (2015) Gastroenterology 149:389-397 P<0.001 F4 50% ~50% 5-year mortality without liver transplant for F4 patients 40% 20% 0% 100% 80% 60% F0 F1 F2 F3

Landscape for Cirrhosis Due to NASH:
Placebo-Corrected Fibrosis Improvement With No Worsening of NASH

akero

	GLP-1	ASK-1	Peg-FGF21	FGF19	FXR	LOXL-2
	novo nordisk	GILEAD	Bristol Myers Squibb	ngmBIO	Intercept	GILEAD
	Semaglutide	**Selonsertib**	**Pegbelfermin**	**Aldafermin**	**Obeticholic acid**	**Simtuzumab**
	48 Wks / Ph2b	48 Wks / Ph3	48 Wks / Ph2b	48 Wks / Ph2b	78 Wks / Ph3	96 Wks / Ph2b
	Active	**Discontinued**	**Discontinued**	**Discontinued**	**Discontinued**	**Discontinued**
Placebo Rate →	**29%**	**13%**	**31%**	**15%**	**10%**	**8%**



By Treatment Duration
10%
5%
0%
-5%
-10%
-15%
-20%
2.4mg (n=47)
-18%
0%
1%
6mg (n=351)
18mg (n=354)
20mg (n=37)
40mg (n=39)
-7%
-3%
6%
8%
1mg (n=42)
3mg (n=55)
1%
2%
10mg (n~306)
25mg (n~306)
0%
5%
200mg (n=75)
700mg (n=79)

Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to NASH reporting either ≥ 1-stage fibrosis improvement and no worsening of NASH (semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders

Semaglutide – Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; Selonsertib – Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Pegbelfermin – Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; Aldafermin – NGM Bio (2023) September Corporate Overview; Obeticholic acid - Intercept (2022) September 30 Press Release; Simtuzumab – Harrison, SA et al. (2018) Gastroenterology 155:1140–1153

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

©2023 AKERO THERAPEUTICS.

4

Landscape for Cirrhosis Due to NASH:
Placebo-Corrected NASH Resolution

akero

	GLP-1	ASK-1	Peg-FGF21	FGF19	FXR	LOXL-2
	novo nordisk	GILEAD	Bristol Myers Squibb	ngmBIO	Intercept	GILEAD
	Semaglutide	**Selonsertib**	**Pegbelfermin**	**Aldafermin**	**Obeticholic acid**	**Simtuzumab**
	48 Wks / Ph2b	48 Wks / Ph3	48 Wks / Ph2b	48 Wks / Ph2b	78 Wks / Ph3	96 Wks / Ph2b
	Active	Discontinued	Discontinued	Discontinued	Discontinued	Discontinued
Placebo Rate →	21%	4%	0%	NA	NA	6%



By Treatment Duration
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
13%
2.4mg (n=47)
0%
6mg (n=351)
18mg (n=354)
-2%
5%
20mg (n=37)
3%
40mg (n=39)
Not Reported
1mg
3mg
Not Reported
10mg
25mg
200mg (n=61)
-4%
6%
700mg (n=52)

Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to NASH reporting either ≥ 1-stage fibrosis improvement and no worsening of NASH (semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders

Semaglutide – Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; Selonsertib – Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Pegbelfermin – Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; Aldafermin – NGM Bio (2023) September Corporate Overview; Obeticholic acid - Intercept (2022) September 30 Press Release; Simtuzumab – Harrison, SA et al. (2018) Gastroenterology 155:1140–1153

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

©2023 AKERO THERAPEUTICS.

5

SYMMETRY Trial Design: Cirrhosis Due to NASH (F4)

Key Inclusion Criteria[1]
- F4 NASH
- T2D or 2 of 4 components of metabolic syndrome

Phase 2b Primary Endpoint
- ≥1 Stage Fibrosis Improvement with no Worsening of NASH

Key Secondary Efficacy Endpoints
- NASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- Liver Injury Markers


36 Weeks
60-Week Long-Term Follow-Up
Phase 2b
Screening
Randomization
Placebo (N=61)
EFX 28mg (N=57)
EFX 50mg (N=63)
Placebo
EFX 28mg
EFX 50mg
Screening Liver Biopsy
Week 36 Liver Biopsy
Week 96 Liver Biopsy

[1] All patients had biopsy-proven compensated cirrhosis (fibrosis stage 4) due to definitive NASH or cryptogenic cirrhosis presumed secondary to NASH. Subjects with cryptogenic cirrhosis were limited to approximately 20% of the total study population.

©2023 AKERO THERAPEUTICS.

6

Week 36 Patient Disposition & Key Analysis Sets

akero



Randomized (N=182)
Randomized Not Dosed
EFX (N=1)
Dosed (N=181)
Discontinued Prior to Week 36 (N=26)
Other (11)
EFX (N=9)
Placebo (N=2)
Due to AEs (15)
EFX (N=13)
Placebo (N=2)
Completed Week 36 (N=155)
Biopsies Not Collected
EFX (N=2)
Biopsies Collected (N=153)
Placebo (N=57)
28mg (N=46)
50mg (N=50)
N=46
N=38
N=42

Full Analysis Set / Safety Set – All subjects who were randomized and received at least one dose of study drug

Primary Endpoint
Liver Biopsy Analysis Set
All subjects who have Baseline & Week 36 liver biopsy results

Secondary Histological Endpoints
Liver Biopsy Analysis Set (Definitive NASH[1] Only)
Excludes all subjects with cryptogenic cirrhosis

[1] NAS ≥ 3 with a score of ≥ 1 for each of steatosis, inflammation and ballooning

©2023 AKERO THERAPEUTICS.

7

Baseline Demographics ©2023 AKERO THERAPEUTICS. Parameter (Mean) Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Age (Years) 61 62 59 Sex (% Female) 62 68 70 Definitive NASH (%) / Cryptogenic Cirrhosis (%) 74 / 26 79 / 21 83 / 17 Enhanced Liver Fibrosis (ELF) Score 10.4 10.6 10.5 Pro-C3 (μg/L) (Generation 2 ELISA) 132 142 147 Liver Stiffness by VCTE (FibroScan) (kPa) 24.7 24.1 24.5 FAST Score 0.60 0.60 0.62 Alanine Aminotransferase (ALT) (U/L) 40.3 40.1 38.4 Aspartate Aminotransferase (AST) (U/L) 35.5 37.1 37.5 Type 2 Diabetes (%) 82 81 78 HbA1c (%) 6.8 6.8 6.6 Baseline Use of GLP-1 (%) / Sulfonylurea / (%) Insulin (%) 28 / 20 / 16 21 / 21 / 11 32 / 30 / 21 Triglycerides (mg/dL) 143 148 159 Statin Use (%) 52 46 43 Weight (kg) 102 99 95

Consensus Reading of Biopsies: Rigorous Approach to Histopathology Based on FDA Input to Minimize Variability ©2023 AKERO THERAPEUTICS. Different Scores Slides Prepared From Tissue Samples Score 1 Score 2 Same Score Consensus Score Adjudicated Score No Consensus Consensus Meeting Final Score QC’d and Reported to Study Portal Key Features of EFX Biopsy Analysis Plan Biopsies independently scored by two pathologists, with a third pathologist available to adjudicate in absence of consensus Pathologists underwent protocol-specific training to align on NASH-CRN scoring interpretation Pathologists blinded to subject, treatment, and sequence Pathologists did not review Week 36 biopsy slides with the corresponding patient’s baseline biopsy slides as a comparison Previously interpreted baseline biopsy slides were randomly presented to pathologists throughout the study duration to minimize the potential for sequence bias Consensus Biopsy Analysis Flow Chart

Trend to Improvement for Primary Endpoint
(≥1 Stage Improvement in Fibrosis and No Worsening of NASH)



Fibrosis Improvement ≥1 Stage Without Worsening of NASH[1] at Week 36[2]
30%
20%
10%
0%
14%
22%
p=0.38
24%
p=0.28
Placebo n=57
EFX 28mg n=46
EFX 50mg n=50

Four Patients Experienced Three- or Two-Stage Fibrosis Improvement Without Worsening of NASH at Week 36

	Dose Group	Baseline Fibrosis Stage		Week 36 Fibrosis Stage
Subject A	EFX 28mg	F4	→	F1
Subject B	EFX 50mg	F4	→	F1
Subject C	EFX 28mg	F4	→	F2
Subject D	EFX 50mg	F4	→	F2

[1] Per FDA guidance, this endpoint is defined as: "Improvement in liver fibrosis greater than or equal to one stage (NASH CRN fibrosis score) **and** no worsening of steatohepatitis (defined as no increase in NAS for ballooning, inflammation, or steatosis)" *FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7*

[2] Results for ITT Analysis: Placebo, 13%; 28mg, 18%; EFX 50mg, 19%

©2023 AKERO THERAPEUTICS.

Source Data: Liver Biopsy Analysis Set; Topline preliminary data

10

Statistically Significant Improvement on NASH Resolution for Both Doses



NASH Resolution[1] at Week 36[2]
80%
70%
60%
50%
40%
30%
20%
10%
0%
26%
63%**
60%**
Placebo
n=46
EFX 28mg
n=38
EFX 50mg
n=42

** $p<0.01$, versus placebo (Cochran–Mantel–Haenszel test [CMH])

[1] Per FDA guidance, resolution of steatohepatitis is defined as "absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis"
FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7

[2] Results for ITT Analysis: Placebo, 24%; 28mg, 51% ($p<0.05$, versus placebo [CMH]); EFX 50mg, 47% ($p<0.05$, versus placebo [CMH])

©2023 AKERO THERAPEUTICS.

Source Data: Liver Biopsy Analysis Set (definitive NASH only); Topline preliminary data

11

Combined Histological Endpoint ©2023 AKERO THERAPEUTICS. Fibrosis Improvement ≥1 Stage AND NASH Resolution1 at Week 36 Source Data: Liver Biopsy Analysis Set (definitive NASH only); Topline preliminary data 1 Per FDA guidance, this endpoint is defined as: “Both resolution of steatohepatitis and improvement in fibrosis…. Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis…. Improvement in liver fibrosis greater than or equal to one stage (NASH CRN fibrosis score)” FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7-8 Placebo n=46 EFX 50mg n=42 EFX 28mg n=38 21% 9% 14%

Landscape for Cirrhosis Due to NASH:
Placebo-Corrected Fibrosis Improvement With No Worsening of NASH

akero



Fc-FGF21
akero
Efruxifermin
36 Wks / Ph2b
Active
14%
GLP-1
novo nordisk
Semaglutide
48 Wks / Ph2b
Active
29%
ASK-1
GILEAD
Selonsertib
48 Wks / Ph3
Discontinued
13%
Peg-FGF21
Bristol Myers Squibb
Pegbelfermin
48 Wks / Ph2b
Discontinued
31%
FGF19
ngmBIO
Aldafermin
48 Wks / Ph2b
Discontinued
15%
FXR
Intercept
Obeticholic acid
78 Wks / Ph3
Discontinued
10%
LOXL-2
GILEAD
Simtuzumab
96 Wks / Ph2b
Discontinued
8%
Placebo Rate
By Treatment Duration
10%
5%
0%
-5%
-10%
-15%
-20%
8%
10%
28mg (n=46)
50mg (n=50)
2.4mg (n=47)
-18%
0%
1%
6mg (n=351)
18mg (n=354)
20mg (n=37)
40mg (n=39)
-7%
-3%
6%
8%
1mg (n=42)
3mg (n=55)
1%
2%
10mg (n~306)
25mg (n~306)
0%
5%
200mg (n=75)
700mg (n=79)

Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to NASH reporting either ≥ 1-stage fibrosis improvement and no worsening of NASH (EFX, semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders

Semaglutide – Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; Selonsertib – Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Pegbelfermin – Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; Aldafermin – NGM Bio (2023) September Corporate Overview; Obeticholic acid - Intercept (2022) September 30 Press Release; Simtuzumab – Harrison, SA et al. (2018) Gastroenterology 155:1140–1153

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

©2023 AKERO THERAPEUTICS.

13

Landscape for Cirrhosis Due to NASH:
Placebo-Corrected NASH Resolution

akero

	Fc-FGF21	GLP-1	ASK-1	Peg-FGF21	FGF19	FXR	LOXL-2
Company	akero	novo nordisk	GILEAD	Bristol Myers Squibb	ngmBIO	Intercept	GILEAD
Drug	Efruxifermin	Semaglutide	Selonsertib	Pegbelfermin	Aldafermin	Obeticholic acid	Simtuzumab
Duration / Phase	36 Wks / Ph2b	48 Wks / Ph2b	48 Wks / Ph3	48 Wks / Ph2b	48 Wks / Ph2b	78 Wks / Ph3	96 Wks / Ph2b
Status	Active	Active	Discontinued	Discontinued	Discontinued	Discontinued	Discontinued
Placebo Rate	26%	21%	4%	0%	NA	NA	6%



By Treatment Duration
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
37%**
34%**
28mg (n=38)
50mg (n=42)
13%
2.4mg (n=47)
0%
6mg (n=351)
18mg (n=354)
-2%
5%
3%
20mg (n=37)
40mg (n=39)
Not Reported
1mg
3mg
Not Reported
10mg
25mg
200mg (n=61)
-4%
6%
700mg (n=52)

** p<0.01, versus placebo (CMH)

Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to NASH reporting either ≥ 1-stage fibrosis improvement and no worsening of NASH (EFX, semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders

Semaglutide – Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; Selonsertib – Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Pegbelfermin – Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; Aldafermin – NGM Bio (2023) September Corporate Overview; Obeticholic acid - Intercept (2022) September 30 Press Release; Simtuzumab – Harrison, SA et al. (2018) Gastroenterology 155:1140–1153

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

©2023 AKERO THERAPEUTICS.

14

Evidence of Anti-Fibrotic Activity:
Analysis of ELF Score and its Components

akero

LS Mean Change From Baseline to Week 36


ELF Score[1]
0.2
0.1
0.0
-0.1
-0.2
-0.3
-0.4
+0.1
-0.2 *
-0.3 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=51

* p<0.05, ** p<0.01, versus placebo
(Mixed Model Repeated Measures [MMRM])


ELF Component: P3NP (ug/L)[2]
0.0
-1.0
-2.0
-3.0
-4.0
-0.4
-3.5 ***
-3.5 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=51

*** p<0.001, versus placebo (MMRM)
[2] Procollagen 3 N-Terminal Peptide


ELF Component: TIMP1 (ug/L)[1]
5
0
-5
-10
-15
-20
-25
-30
-35
-40
+0.5
-32.2 **
-38.1 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=51

** p<0.01, *** p<0.001, versus placebo (MMRM)
[1] Tissue Inhibitor of Metalloproteinase 1


ELF Component: Hyaluronic Acid (ug/L)
20
15
10
5
0
+6.9
+17.0
+7.3
Placebo N=58
EFX 28mg N=47
EFX 50mg N=51

©2023 AKERO THERAPEUTICS.

Source Data: Full Analysis Set (non-missing values only, no imputation); Topline preliminary data

15

Additional Non-Invasive Fibrosis Markers

akero

LS Mean Change From Baseline to Week 36



Pro-C3 (µg/L):
Generation 2 ELISA
0
-10
-20
-30
-40
-50
-60
-16
-59 ***
-49 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=50

*** $p<0.001$, versus placebo (MMRM[1])



Liver Stiffness (kPa)2
0
-1
-2
-3
-4
-5
-4.3 ††
-3.6 †
-3.8 ††
Placebo N=58
EFX 28mg N=47
EFX 50mg N=51

† $p<0.05$, †† $p<0.01$, versus baseline (MMRM)



FAST Score
0.0
-0.1
-0.2
-0.3
-0.4
-0.1
-0.2 **
-0.3 ***
Placebo N=57
EFX 28mg N=47
EFX 50mg N=50

** $p<0.01$, *** $p<0.001$, versus placebo (MMRM[1])

[1] Mixed Model Repeated Measures; [2] Measured by FibroScan

Source Data: Full Analysis Set (non-missing values only, no imputation); Topline preliminary data

©2023 AKERO THERAPEUTICS.

16

-13 U/L -11 U/L -5 U/L ** *** ** ** ** ** * * ** ** ** -10 U/L -12 U/L -3 U/L *** *** *** *** *** *** *** *** *** *** ** * ** * ** *** Early and Sustained Statistically Significant Improvements in Markers of Liver Injury ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 1 Mixed Model Repeated Measures ALT LS Mean Change from Baseline (U/L) AST LS Mean Change from Baseline (U/L) Baseline: 38-40 U/L Baseline: 35-38 U/L * p<0.05, ** p<0.01, *** p<0.001, versus placebo (MMRM1) * p<0.05, ** p<0.01, *** p<0.001, versus placebo (MMRM1) Statistically significant improvements from baseline observed for platelet counts for both EFX groups

Safety & Tolerability Summary ©2023 AKERO THERAPEUTICS. TEAE Overview Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) TEAE Leading to Death 1 (2%) a 0 (0%) 0 (0%) Treatment-Emergent Serious Adverse Event (SAE) b 6 (10%) 9 (16%) 6 (10%) Drug-related TEAE Leading to Discontinuation 1 (2%) 3 (5%) 8 (13%) Diarrhea (Grades 1-3) 1 1 5 Other 0 2c 3d a Pneumonia b None of the SAEs were deemed by the investigator to be drug-related c Retching/vomiting; palpitation/feeling jittery d Soft feces/nausea; hypersensitivity (rash); injection site rash Source Data: Safety Set; Topline preliminary data

Safety & Tolerability (continued) ©2023 AKERO THERAPEUTICS. Most Frequent (≥15%) Drug-Related TEAEs Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Diarrhea 9 (15%) 10 (18%) 19 (30%) Nausea 7 (12%) 11 (19%) 18 (29%) Increased Appetite 3 (5%) 7 (12%) 17 (27%) Injection Site Erythema 5 (8%) 8 (14%) 13 (21%) Source Data: Safety Set; Topline preliminary data No clinically meaningful changes were observed for heart rate or diastolic blood pressure. At Week 36, increases of 4-7mmHg in systolic blood pressure were observed in the EFX dose groups. At Week 36, small reductions in bone mineral density were observed for the EFX dose groups in the lumbar spine region (≤1%) and the femoral neck region (2-3%). Vital Signs and Bone Mineral Density

Statistically Significant Improvements Observed in Insulin Sensitivity

akero

LS Mean Change From Baseline to Week 36


C-Peptide (%)[1]
0%
-10%
-20%
-30%
-10
-22 *
-26 **
Placebo N=59
EFX 28mg N=47
EFX 50mg N=48

[1] Relative percent change from baseline
* p<0.05, ** p<0.01, versus placebo (MMRM)


Insulin (mIU/L)
0.0
-5.0
-10.0
-15.0
-4
-13 **
-10 *
Placebo N=59
EFX 28mg N=47
EFX 50mg N=48

* p<0.05, ** p<0.01, versus placebo (MMRM)


HbA1c (%)[2]
0.0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.1
-0.4 ††
-0.2
Placebo N=58
EFX 28mg N=47
EFX 50mg N=50

[2] Absolute change from baseline, %
†† p<0.01, versus baseline (MMRM)

©2023 AKERO THERAPEUTICS.

Source Data: Full Analysis Set; Topline preliminary data

20

Statistically Significant Improvements Observed in Lipoprotein Profile

akero

LS Mean Percent Change From Baseline to Week 36


Triglycerides
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-5
-23 ***
-29 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=50

*** p<0.001, versus placebo (MMRM)


Non-HDL Cholesterol
0%
-5%
-10%
-15%
-20%
-3
-10 †††
-15 **
Placebo N=58
EFX 28mg N=47
EFX 50mg N=50

** p<0.01, versus placebo (MMRM)
††† p<0.001, versus baseline (MMRM)


LDL Cholesterol
0%
-5%
-10%
-15%
-1
-5
-10 †††
Placebo N=58
EFX 28mg N=47
EFX 50mg N=48

††† p<0.001, versus baseline (MMRM)


HDL Cholesterol
25%
20%
15%
10%
5%
0%
+1
+21 ***
+24 ***
Placebo N=58
EFX 28mg N=47
EFX 50mg N=50

*** p<0.001, versus placebo (MMRM)

©2023 AKERO THERAPEUTICS.

Source Data: Full Analysis Set; Topline preliminary data

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Statistically Significant Increases Observed in Adiponectin: PD Marker for EFX’s Action on Adipose Tissue ©2023 AKERO THERAPEUTICS. Adiponectin, LS Mean Percent Change From Baseline to Week 36 *** p<0.001, versus placebo (MMRM) *** +114 *** +9 *** +92 *** EFX 50mg N=50 Placebo N=58 EFX 28mg N=46

Trend Toward Weight Loss for 50mg EFX Dose Group ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data Body Weight, LS Mean Percent Change From Baseline to Week 36 -0.8 -0.8 † -1.4 † EFX 50mg N=51 Placebo N=58 EFX 28mg N=47 † p<0.05 versus baseline (MMRM)

Looking Ahead ©2023 AKERO THERAPEUTICS. Three Planned Parallel Randomized, Placebo-Controlled Clinical Trials Biopsy confirmed F2-F3 NASH Primary endpoint: ≥ 1-stage fibrosis improvement AND resolution of NASH 28 and 50mg EFX Non-invasively diagnosed NASH/NAFLD Primary endpoint: safety & tolerability Design to be finalized following discussion with FDA Screening for SYNCHRONY Histology and SYNCHRONY Real-World has begun First patient enrollments expected by December 2023

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